UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 3, 2014

SPECTRASCIENCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-13092	41-1448837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11568-11 Sorrento Valley Road,
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 847-0200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 3, 2014, SpectraScience, Inc. (the "Company") notified McGladrey LLP ("MG"), that they were being dismissed as the Company's independent registered accounting firm effective immediately. The Board of Directors of the Company, upon the recommendation of its Audit Committee, approved the dismissal of MG and elected to engage HJ Associates & Consultants, LLP (“HJ Associates”) to serve as the Company's independent registered accounting firm. On February 6, 2014, the Company was informed that it had been accepted as a client of HJ Associates.

MG's audit reports on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were either qualified or modified as to uncertainty, audit scope, or accounting principles, except that MG’s audit reports for the fiscal years ended December 31, 2011 and 2012 were modified for substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2012 and the subsequent interim periods through February 3, 2014, there were no disagreements with MG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MG, would have caused MG to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the fiscal years ended December 31, 2011 and December 31, 2012 and the subsequent interim periods through February 3, 2014, there were no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v), except that: (a) in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2012, MG issued a material weakness letter relating to the Company’s internal controls over financial reporting; and (b) during MG’s review of the Company’s financial statements for the quarter ended March 31, 2013, MG informed the Company that the material weakness in the Company’s internal controls over financial reporting continued. MG has not completed a review of the Company’s financial statements for any period subsequent to the quarter ended March 31, 2013.

The Company has authorized MG to respond fully to the inquiries of HJ Associates with respect to their role as predecessor auditor and has provided MG with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of MG’s letter, dated February 7, 2014, stating its agreement with the statements in this Form 8-K.

During the Company's two most recent fiscal years ended December 31, 2012 and the subsequent interim periods through February 3, 2014, the Company did not consult HJ Associates with respect to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other reportable matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
16.1	Letter from McGladrey LLP to the Securities and Exchange Commission dated February 7, 2014.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRASCIENCE, INC.

By:	/s/ MICHAEL OLIVER
Michael Oliver Chief Executive Officer and President

Dated: February 7, 2014

SPECTRASCIENCE, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description
16.1	Letter from McGladrey LLP to the Securities and Exchange Commission dated February 7, 2014.